Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Sales-type Lease (Details) - USD ($) $ in Thousands	Jun. 30, 2024		Dec. 31, 2023
Lease receivable	$ 32,990	[1]	$ 41,901
Unguaranteed residual value	368		201
Net investment in sales-type lease vessels	33,358		42,102
Net investment in sales-type lease vessels, current	(27,217)		(22,620)
Net investment in sales-type lease vessels, non-current	$ 6,141		$ 19,482

[1]	The difference between the present value of the lease payments and the net investment in the lease balance in the balance sheet is due to the vessels unguaranteed residual value, which is included in the net investment in the lease balance but is not included in the future lease payments.